SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.


                                   FORM 8-K


                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                March 16, 2000
                 ------------------------------------------------
                 Date of Report (date of earliest event reported)



                                 uMember.com, Inc.
               ----------------------------------------------------
               Exact name of Registrant as Specified in its Charter



         Colorado                 33-17229-D             84-0978689
---------------------------    ---------------    ---------------------------
State or Other Jurisdiction    Commission File    IRS Employer Identification
     of Incorporation              Number                   Number


           10350 Santa Monica Boulevard, Los Angeles, California 90025
           -----------------------------------------------------------
           Address of Principal Executive Offices             Zip Code



                                (310) 552-3444
               --------------------------------------------------
               Registrant's Telephone Number, Including Area Code


                                Art Cards, Inc.
                  933 Pearl Street, Denver, Colorado  80203
           -----------------------------------------------------------
           Former Name or Former Address, if Changed Since Last Report

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

     On March 16, 2000, uMember.com, Inc. (formerly Art Cards, Inc.) (the "Company") completed the acquisition of 100% of the outstanding common stock of uMember.com, Inc., a California corporation ("uMember-California"), in exchange for 17,000,000 shares of the Company's Common Stock (approximately 85% of the shares now outstanding).

     The stock issuances were made pursuant to a Share Exchange Agreement ("Agreement") between the Company and uMember-California. The terms of the Agreement were the result of negotiations between the managements of the Company and uMember-California. However, the Board of Directors did not obtain any independent "fairness" opinion or other evaluation regarding the terms of the Agreement, due to the cost of obtaining such opinion or evaluation.

     The foregoing summary of the Agreement is qualified by reference to the complete text of the Agreement, together with the schedules thereto, which is filed as Exhibit 10 hereto, and is incorporated herein by this reference.

     As a result of the transaction with uMember-California, the issuance of the 17,000,000 shares of the Company's Common Stock to the uMember-California shareholders, and the issuance of 2,537,000 shares to several persons as a finder's fee, following are those persons known by the Company to own 5% or more of the Company's Voting Stock:

                                                         Percent of
                                    Number of            Outstanding
        Name and Address           Voting Shares         Voting Shares
        ----------------           -------------         -------------

     Wareforce.com, Inc.             7,859,589               39.3%
     Suite 155
     2361 Rosecrans Avenue
     El Segundo, CA  90245

     All directors and officers      2,415,598               12.1%
     as a group (6 persons)

     Effective on the closing of the acquisition, the Company's new officers and directors were as follows:

     Orie Rechtman  -  Chairman, Chief Executive Officer and Director
     Leon Hasson    -  President and Director
     Don Hughes     -  Vice President of Finance, CFO, Treasurer
                        and Director
     Dan Ricketts   -  Vice President, Secretary and Director

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     As described in Item 1 of this Report, on March 16, 2000, the Company acquired all of the issued and outstanding common stock of uMember.com, Inc. ("uMember-California") in exchange for shares of the Company's Common Stock. The acquisition of uMember-California (accounting acquirer) by the Company (nonoperating shell) is considered in substance to be a capital transaction and is accounted for in a manner similar to a reverse acquisition. The fiscal year of uMember-California (December 31) will be adopted by the Company and periodic reporting will be continued based on uMember-California's year end.


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     uMember-California is a privately-held California corporation, founded in
January 1999, to exploit the opportunities of unifying membership marketing and e-commence in a cost-effective Internet-based business.

     uMember-California is the business-to-customer subsidiary of Wareforce.com, Inc., a technology solution provider which focuses on the business-to-business market. During the year ended December 31, 1999, Wareforce.com, Inc. ("Wareforce.com") had gross revenues of approximately $150 million. Wareforce.com sells computer hardware, software and technical services to Fortune 500 corporate clients as well as to a number of large local and state governmental agencies and educational institutions. Sample Wareforce.com clients include: Universal Studios, TRW, Boeing/Rocketdyne, SBC/Pacific Bell, Disney, Safeway, AT&T Wireless, State of California, and Los Angeles County to name a few.

     Wareforce.com is publicly-traded on the OTC Bulletin Board under the stock symbol WFRC.

     In February 1999, Wareforce.com acquired a 70% ownership interest in uMember-California and continues to serve as a key strategic partner of uMember-California. uMember-California plans to target the employees of Wareforce.com's largest corporate, government and education clients, many of which have 50,000 or more employees each.

     uMember-California plans to offer "umembership" free to these employees and offer them the same discounted products and services currently reserved for their corporate employer. Wareforce.com will continue to service its clients at the corporate level, while uMember-California will focus on the employees of these and other large organizations. By leveraging Wareforce.com's existing client base alone, an estimated 2+ million employees may be eligible to join the uMember-California network.

     uMember-California operates in two basic markets: the Internet/e-commerce market and the membership/affinity-based organizations, seeking to reap the benefits of e-commerce and the Internet to promote the growth and development of their organizations.

     uMember-California recently launched its first one-stop online "megastore" offering a wide range of brand name, competitively priced merchandise and services with a major southern California credit union with over 50,000 members and plans to set up similar online megastores with other credit unions, large corporate groups and other organizations.

     uMember-California's offices are located at 10350 Santa Monica Boulevard, Los Angeles 90025. Its telephone number is (310) 552-3444.

     Since uMember-California only recently launched its first megastore, it has not yet generated any revenue.

MANAGEMENT OF UMEMBER-CALIFORNIA

     The following table sets forth the names and positions of the directors and executive officers of uMember-California:




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







           Name           Age                 Position
           ----           ---                 --------
     Orie Rechtman        47       Chairman and Chief Executive Officer
                                   and Director

     Leon Hasson          45       President and Director

     Don Hughes           56       Vice President of Finance, Chief
                                   Financial Officer, Treasurer and
                                   Director

     Ernest R. Marquez    46       Vice President

     Yuki Rosenfeld       49       Vice President of Merchandising

     Dan J. Ricketts      37       Vice President, Secretary and General
                                   Counsel and Director

     The following sets forth biographical information concerning uMember-California's directors and executive officers.

     ORIE RECHTMAN - CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER. Mr. Rechtman has served as Chairman of the Board and Chief Executive Officer of uMember-California since February 1999. In addition to his duties at uMember-California, Mr. Rechtman serves as Chairman of the Board, Chief Executive Officer of Wareforce.com. Mr. Rechtman began his career in the computer industry during its inception in 1981. At that time, he was involved in establishing the first distribution channel for computer software to educational institutions in the U.S. and Israel. As President of School Computing Distributors, Mr. Rechtman merged his company with Wareforce.com in 1990 after completing the buyout, growing revenue from $2 million to $150 million in 1999. Wareforce.com went public in 1998.

     LEON HASSON - PRESIDENT AND DIRECTOR. Mr. Hasson is a founder of uMember-California, serving as uMember-California's President since its inception in January 1999. Prior to founding uMember-California, Mr. Hasson had gained over ten years experience in the computer retail and mail order industry, and an additional ten years of experience in research, development, and international marketing in the high-tech industry. Most recently, Mr. Hasson served as President of BNL Technologies (DBA FantomDrives.com), a developer and manufacturer of high-end media storage products. Mr. Hasson also serves as Chief Executive Officer of Personal Support Computers in Los Angeles, California, and was responsible for turning PSC into a successful multi-million dollar computer retail business. Mr. Hasson is currently sharing his duties at PSC, overseeing operations, while he devotes himself to uMember-California. Prior to his entry into the arena of computer retail, Mr. Hasson served as Marketing Director and Product Manager for Olivetti Europe, as well as a consultant to many foreign firms in the technology marketplace.

     DON HUGHES - VICE PRESIDENT OF FINANCE, CHIEF FINANCIAL OFFICER, TREASURER AND DIRECTOR. Mr. Hughes has been with Wareforce.com, serving in various executive capacities since 1995. As Vice-President of Finance from 1995-1998, Mr. Hughes also served in the capacity of C.F.O. during that time. Mr. Hughes has served as a Director, C.F.O., and C.O.O. of Wareforce.com since July 1998, and currently serves as Vice President of Finance of uMember-California. Prior to July 1998, Mr. Hughes served as Vice-President- Finance and C.F.O. of Wareforce.com. Mr. Hughes brings over twenty years of accounting, finance and technology experience to Wareforce.com and uMember-California. Prior to joining Wareforce.com, Mr. Hughes served as the Vice-

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




President and C.F.O. of Transoft Technology Incorporated. From 1993-1995, Mr. Hughes was the C.F.O. of Clean-Up Technology, Inc., a contractor specializing in the environmental remediation business. 1989-1992 saw Mr. Hughes as the Vice-President of Finance and C.F.O. of Los Angeles Cellular Telephone Company (L.A. Cellular). Mr. Hughes has also served as an independent business consultant on many ventures. Mr. Hughes earned his B.S.E.E. degree from Virginia Polytechnic Institute in 1966, and his M.B.A. from the University of Southern California in 1972.

     ERNEST R. MARQUEZ - VICE-PRESIDENT. Mr. Marquez is a Vice President and is a member of the uMember Advisory Board. Mr. Marquez is Chairman of the Board at Southern California Edison Federal Credit Union, and Vice Chairman of the Journal of Hispanic Policy at Harvard University. Mr. Marquez has over thirty years of experience with Computer Science and Communications Technology, serving as both Director and Manager. Mr. Marquez attended the University of Southern California, Loyola University, and the California Institute of Technology.

     YUKI ROSENFELD - VICE-PRESIDENT MERCHANDISING. Mr. Rosenfeld serves as Vice-President of Merchandising for uMember-California. Prior to joining uMember-California, Mr. Rosenfeld was Chief Merchandising and Marketing Officer for Fedco Super Stores, Inc., a one-stop, membership-based shopping company producing over $580 million in annual sales. Mr. Rosenfeld was responsible for the establishment of many strategic alliances, maintaining such contacts and relationships, with companies such as Sara Lee, Sony, Panasonic, JVC, RCA, General Electric and many others. Mr. Rosenfeld was also President and Founder of Cool Games, Inc., creating distribution through all major toy retailers of the product. Mr. Rosenfeld began his career at JC Penney/Asia Overseas, Inc. as President and Founder, serving as the principal administrator of Asia Overseas, Inc., a company operating as the exclusive JC Penney buying agent in the Philippines. Through consolidation of buying powers, the company reached purchase volumes averaging $100 million annually for the Philippines and neighboring countries. In 1998, Mr. Rosenfeld transitioned within JCPenney to become President and Founder of JCPenney/Philipine International, Inc. out of Dallas, Texas, as JCPenney decided to transfer its base operations from New York to Texas. Mr. Rosenfeld was involved in all retail functions of the organization, working on JCPenney private label programs, marketing, and specialty retailing concepts, product management, and the buying administration and domestic sources in selecting merchandise. Mr. Rosenfeld also served as Director and Founder of JCPenney/Philippine American Franchise Corporation, JCPenney Collection Stores in the Philippines from 1995-1996, which owned and operated the JCPenney Collection franchise to the Philippines. Mr. Rosenfeld served as Vice-President of Operations from 1974-1982, beginning his stint in the manufacturing arena. Mr. Rosenfeld earned a degree in Business Administration from Tel-Aviv University.

     DAN RICKETTS (36) - VICE PRESIDENT, GENERAL COUNSEL, SECRETARY AND DIRECTOR. Mr. Ricketts has served as Vice President, General Counsel, Secretary and a Director of uMember-California since February 1997 and also currently serves as General Counsel, Vice-President and Secretary at Wareforce.com. Since joining Wareforce.com in 1995, Mr. Ricketts has held various executive positions to include Director of Legal and Business Affairs, Director of Wareforce.com. Education Advantage Division, and Director of Human Resources. Prior to joining Wareforce.com, Mr. Ricketts was a Senior Contracts Specialist with Southern Resources, and has served on the Wareforce.com Board of Directors since September 1998. He was employed by California Edison from 1994-1995, and served as Legal Counsel to Ingram Micro Inc. from 1992-1994. Mr. Ricketts graduated with honors from the University of Tennessee in 1985, earning a B.S. degree in Finance, and graduated from the University of Tennessee College of Law in 1992. Mr. Ricketts is currently licensed to practice law in the State of California.

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


FINANCIAL INFORMATION

     Based on uMember-California's unaudited financial statements, it had $653,430 in assets, $1,115,852 in liabilities and $(462,422) in stockholders' deficit as of December 31, 1999. For the period from January 28, 1999 (inception) through December 31, 1999, uMember-California had no revenues and a net loss of $634,922.

ITEM 5.   OTHER EVENTS.

     On March 16, 2000, the Company's shareholders approved a one for two thousand fifty (1 for 2,050) reverse split of the outstanding shares of the Company. This reverse split was effective on the commencement of trading Friday, March 17, 2000. In connection with this split the Company has agreed to round up all fractional shares to the next whole share.

     At the shareholders meeting the Company's shareholders also approved an amendment to the Company's Articles of Incorporation to change the name of the Company to uMember.com, Inc. In addition, the shareholders approved a reduction in the number of authorized shares of common stock from 3 billion shares of $.0001 par value common stock to 100 million shares of no par value common stock. The Articles of Amendment reflecting these changes were filed with the Colorado Secretary of State's office on March 16, 2000, and a copy of these Articles of Amendment is filed as Exhibit 3.2 hereto.

     The shareholders also approved the Company's 2000 Stock Option/Stock Issuance Plan.

     Simultaneously with the closing of the acquisition, uMember-California purchased 27,880,000 pre-split shares of the Company's Common Stock from Richard Miller, the former President of the Company, for $180,000. These shares were subsequently cancelled.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED. The financial statements required by Rule 3-05(b) of Regulation S-X for uMember-California are not yet available, and will be filed by amendment on or before May 30, 2000.

     (b) PROFORMA FINANCIAL INFORMATION. The pro forma financial information required by Article 11 of Regulation S-K is not yet available, and will be filed by amendment on or before May 30, 2000.

     (c)  EXHIBITS.

          Exhibit 3.2  Articles of Amendment

          Exhibit 10 Share Exchange Agreement between Art Cards, Inc. and uMember.com, Inc.




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



                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    UMEMBER.COM, INC.



Dated: March 31, 2000               By:/s/ Don Hughes
                                       Don Hughes, Chief Financial Officer











































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